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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 18, 2008

                        COMMUNITY FINANCIAL SHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        0-51296            36-4387843
         --------                       ---------           ----------
(State or other Jurisdiction of        (Commission         (IRS Employer
incorporation or organization)         File Number)       Identification No.)

                 357 Roosevelt Road, Glen Ellyn, Illinois 60137
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (630) 545-0900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS.
                ------------

         On June 19, 2008, Community Financial Shares, Inc. (the "Company"), the holding company for Community Bank of Wheaton/Glen Ellyn, announced that its Board of Directors declared a quarterly cash dividend on June 18, 2008 of $0.06 per share. The cash dividend will be paid on July 31, 2008 to shareholders of record at the close of business on July 16, 2008. For more information, reference is made to the Company's press release dated June 19, 2008, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (d)    Exhibits

                Number          Description
                ------          -----------

                99.1            Press Release dated June 19, 2008



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 19, 2008                          By: /s/ Scott W. Hamer
                                                   -----------------------------
                                                   Scott W. Hamer
                                                   Chief Executive Officer